Cincinnati Bell Second Quarter 2018 Results August 8, 2018

Safe Harbor This presentation may contain “forward-looking” statements, as defined in federal securities laws including the Private Securities Litigation Reform Act of 1995, which are based on our current expectations, estimates, forecasts and projections. Statements that are not historical facts, including statements about the beliefs, expectations and future plans and strategies of the Company, are forward-looking statements. Actual results may differ materially from those expressed in any forward-looking statements. The following important factors, among other things, could cause or contribute to actual results being materially and adversely different from those described or implied by such forward-looking statements including, but not limited to: those discussed in this release; we operate in highly competitive industries, and customers may not continue to purchase products or services, which would result in reduced revenue and loss of market share; we may be unable to grow our revenues and cash flows despite the initiatives we have implemented; failure to anticipate the need for and introduce new products and services or to compete with new technologies may compromise our success in the telecommunications industry; our access lines, which generate a significant portion of our cash flows and profits, are decreasing in number and if we continue to experience access line losses similar to the past several years, our revenues, earnings and cash flows from operations may be adversely impacted; our failure to meet performance standards under our agreements could result in customers terminating their relationships with us or customers being entitled to receive financial compensation, which would lead to reduced revenues and/or increased costs; we generate a substantial portion of our revenue by serving a limited geographic area; a large customer accounts for a significant portion of our revenues and accounts receivable and the loss or significant reduction in business from this customer would cause operating revenues to decline and could negatively impact profitability and cash flows; maintaining our telecommunications networks requires significant capital expenditures, and our inability or failure to maintain our telecommunications networks could have a material impact on our market share and ability to generate revenue; increases in broadband usage may cause network capacity limitations, resulting in service disruptions or reduced capacity for customers; we may be liable for material that content providers distribute on our networks; cyber attacks or other breaches of network or other information technology security could have an adverse effect on our business; natural disasters, terrorists acts or acts of war could cause damage to our infrastructure and result in significant disruptions to our operations; the regulation of our businesses by federal and state authorities may, among other things, place us at a competitive disadvantage, restrict our ability to price our products and services and threaten our operating licenses; we depend on a number of third party providers, and the loss of, or problems with, one or more of these providers may impede our growth or cause us to lose customers; a failure of back-office information technology systems could adversely affect our results of operations and financial condition; if we fail to extend or renegotiate our collective bargaining agreements with our labor union when they expire or if our unionized employees were to engage in a strike or other work stoppage, our business and operating results could be materially harmed; the loss of any of the senior management team or attrition among key sales associates could adversely affect our business, financial condition, results of operations and cash flows; our debt could limit our ability to fund operations, raise additional capital, and fulfill our obligations, which, in turn, would have a material adverse effect on our businesses and prospects generally; our indebtedness imposes significant restrictions on us; we depend on our loans and credit facilities to provide for our short-term financing requirements in excess of amounts generated by operations, and the availability of those funds may be reduced or limited; the servicing of our indebtedness is dependent on our ability to generate cash, which could be impacted by many factors beyond our control; we depend on the receipt of dividends or other intercompany transfers from our subsidiaries and investments; the trading price of our common shares may be volatile, and the value of an investment in our common shares may decline; the uncertain economic environment, including uncertainty in the U.S. and world securities markets, could impact our business and financial condition; our future cash flows could be adversely affected if it is unable to fully realize our deferred tax assets; adverse changes in the value of assets or obligations associated with our employee benefit plans could negatively impact shareowners’ deficit and liquidity; third parties may claim that we are infringing upon their intellectual property, and we could suffer significant litigation or licensing expenses or be prevented from selling products; third parties may infringe upon our intellectual property, and we may expend significant resources enforcing our rights or suffer competitive injury; we could be subject to a significant amount of litigation, which could require us to pay significant damages or settlements; we could incur significant costs resulting from complying with, or potential violations of, environmental, health and human safety laws; the possibility that the expected synergies and value creation from our acquisition of Hawaiian Telcom will not be realized or will not be realized within the expected time period; the risk that the businesses of the Company and Hawaiian Telcom and other acquired companies will not be integrated successfully; the risk that unexpected costs will be incurred; and the other risks and uncertainties detailed in our filings with the SEC, including our Form 10-K report, Form 10-Q reports and Form 8-K reports. These forward-looking statements are based on information, plans and estimates as of the date hereof and there may be other factors that may cause our actual results to differ materially from these forward-looking statements. We assume no obligation to update the information contained in this release except as required by applicable law. 2

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt, net income (loss) applicable to common shareholders excluding special items and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non- GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com within the Investor Relations section. 3

Call Participants Leigh Fox President and CEO, Cincinnati Bell Andy Kaiser CFO, Cincinnati Bell Tom Simpson COO, Cincinnati Bell 4 Page 4

Second Quarter 2018 Highlights Key Financial Metrics Total Revenue Adjusted EBITDA ($ in millions) ($ in millions) $8 $8 $14 $297 $14 $78 $260 $80 $8 $85 $14 $128$128 $3 $85 $5 $72 $70 $67$66 $73 $67 $181$176 $174$174 $181 $174 $-3 -$1 -$6 -$5 2Q17 2Q18 2Q17 2Q18 Entertainment & Communications One Time Fiber Build Project Entertainment & Communications One Time Fiber Build Project IT Services & Hardware Intersegment IT Services & Hardware Corporate Entertainment & Communications IT Services & Hardware Fioptics Communications Revenue of 589,200 Revenue of 192,715 Hosted UCaaS addresses $42M $85M Profiles +11% y/y +6% y/y +3% y/y +24% y/y 5 Page 5

Completion of the Hawaiian Telcom Merger

Hawaiian Telcom

Combination with Hawaiian Telcom Represents Opportunity to Scale CBB's Fiber Success in Another Attractive Market

Growth Opportunity	• Adds operational scale and expands our metro-fiber fiber footprint and commercial opportunity in Hawaii • Opportunity to continue fiber investment in Hawaii – currently 65% in Oahu, with opportunity to continue Oahu build and invest in other islands where ROI makes sense • 2.6TB of Trans-Pacific fiber cable capacity connecting Asia and U.S.
Business Description	• Hawaii's fiber-centric technology leader providing voice, video, broadband, data center and cloud solutions • Incumbent position with strong brand equity
Closing	• Closed on July 2, 2018
Expected Cost Synergies	• ~$11M annually (to be realized within two years post-close, and excluding potential revenue synergies from cross-selling opportunities)

Hawaiian Telcom Network Map



Hermosa Beach
California, USA
Kauai
Transpacific
Cable Sea-US
Davao
Piti
Philippines
Guam
Oahu
Honolulu
Molokai
Maui
Manado
Indonesia
Lanai
HAWAII
Hawaii

- Fiber is available to more than 65% of the available 325,000 homes and businesses on the island of Oahu

Hawaiian Telcom 2Q18 Results

($ in millions)	2Q18	Y/Y	Q/Q
Revenue	$89	- 2%	Flat
Consumer	$34	-1%	Flat
Business	$40	-4%	+2%
Wholesale	$13	Flat	-9%
Other	$2	-12%	+10%
Adj. EBITDA	$22	- 18%	Flat

6

Hawaiian Telcom Performance & Integration Consumer Market Business Market Carrier Market • 2Q18 sequential revenue growth • Deployed fiber to the premise • Awarded major multi-year small from high-bandwidth fiber Internet technology to 6,300 additional cell contract with a large national and video offset declines in legacy small business addresses across wireless carrier to build 250 sites voice and DSL the islands year-to-date in the next 12-18 months • BVoIP and Ethernet growth • 2Q18 sequential revenue decline Internet (y/y) (q/q) generated 2% sequential revenue primarily driven by pricing Revenue 14% 6% growth pressure from national wireless Subscribers 4% 1% carrier ARPU 10% 5% BVoIP (y/y) (q/q) Video (y/y) (q/q) Revenue 20% 5% Revenue 4% 0% Subscribers 13% 1% Subscribers 10% 4% ARPU 5% 3% ARPU -4% -2% Integration Focus Areas Hawaiian Telcom 2H18 Outlook Revenue • $175M - $185M • Field Optimization • Improve Efficiency • Network Optimization • Increase Penetration Rates Adjusted EBITDA • $43M - $49M • Target Sales and Marketing • Drive Higher Retention Capital Expenditures • $40M - $45M • Customer Experience Rates • Plan to pass 2,000 new New Addresses addresses in Hawaii during 2H18 7 Page 7

Entertainment & Communications Segment Results Segment Revenue Elements Legacy Fioptics ($ in millions) 2Q18 Y/Y 39% 49% Revenue1 $174 -1% Adj. EBITDA1 $67 -5% Strategic Revenue Adj. EBITDA marginwith1 breakdown38% -179 bps Enterprise Fiber for 2 segments 12% Highlights • Strong and consistent performance in the fiber network ($ in millions) 2Q18 Y/Y business Fioptics $85 11% ⁻ Fioptics internet subscribers of 235,300, up 10% y/y ⁻ Fioptics video subscribers of 145,100, up 2% y/y Enterprise Fiber1 $21 6% • Closed merger with Hawaiian Telcom, adding operational scale and expanding the Company’s fiber-centric footprint Legacy $68 -14% and commercial opportunity to Hawaii Total 1 $174 -1% 1. Variances exclude the one-time revenue of $5 million and EBITDA of $3 million related to the completion of a build project in the second quarter of 2017 8 Page 8

Continued Strong Demand for Fiber Total Fioptics Subscribers Fioptics Addresses Fioptics Penetration (y/y) (in thousands) (in thousands) 589 Video 25% 557 Internet 40% Voice 18% = $214 235$235 449 214 416 Fioptics Monthly ARPU $145 143$143 145 102 108 Video +5% y/y 141 140 $91 Internet +3% y/y 2Q17 2Q18 2Q17 2Q18 $51 Internet Video Voice FTTP (1) FTTN (2) Voice $30 +7% y/y • Fioptics which includes a combination of fiber to the premise and node addresses, is available to 589,200 homes and businesses, or CBB continues to win with approximately 72% of Greater Cincinnati fiber in a very competitive • Cincinnati Bell offers fiber to the premise to 55% of Cincinnati's total environment addressable market 1. FTTP: fiber-to-the-premise 2. FTTN: fiber-to-the-node 9 Page 9

IT Services & Hardware Segment Results Segment Revenue Elements Infrastructure Cloud ($ in millions) 2Q18 Y/Y Solutions 18% 18% Revenue $128 51% Adj. EBITDA $14 91% Adj. EBITDA margin 11% 230 bps Communications Consulting 33% 31% Highlights ($ in millions) 2Q18 Y/Y Hybrid IT solutions provider well positioned to capitalize on • Consulting $40 n/m significant market opportunities presented by UCaaS, cloud, security, and infrastructure needs Cloud $23 20% • Year-over-year revenue growth across each product practice Communications $42 3% • Continued focus on growing higher margin, recurring IT services Infrastructure Solutions $24 n/m Total $128 51% 10 Page 10

Continued Momentum in Communications Communications Revenue Communications Metrics (q/q) Recent Wins ($ in millions) • NaaS project to NaaS provide service to a $42 564782 Locations minimum of 430 sites $40 SD-WAN • SD-WAN project to 310 locations provide service to 65 sites Hosted UCaaS • UCaaS platform to 192,715 Profiles enhance business applications for 425 2Q17 2Q18 seats Trusted provider of Voice services for more than 100 years 11 Page 11

Free Cash Flow & Capital Structure

($ in millions)

Free Cash Flow

	2Q18 YTD	Y/Y Change
Adjusted EBITDA (Non-GAAP)	**$159**	**$8**
Interest Payments	(64)	(37)
Pension and OPEB Payments	(6)	(1)
Restructuring & Severance related payments	(8)	9
Transaction and Integration Costs	(4)	(4)
Income Tax Refunds	14	(3)
Working Capital and Other	(1)	(5)
Cash Provided by Operating Activities (GAAP)	**$90**	**($33)**
Capital expenditures	(71)	34
Restructuring & severance related payments	8	(9)
Preferred stock dividends	(5)	-
Transaction and Integration Costs	4	4
Free Cash Flow (Non-GAAP)	**$26**	**($4)**

Net Debt



4.1x
Net Leverage(1)
$1,347
4.6x
Net Leverage(2)
$1,907
2Q18 Actuals
2Q18 Proforma

Capital Structure[3]

- Flexible capital structure with strong liquidity
- No material maturities until 2024



$600
$625
$154
$35
$22
$350
$88
2018
2019
2020
2021
2022
2023
2024
2025
Thereafter
Bonds
Term Loan B
AR Facility
Credit Agreement

- Merger with Hawaiian Telcom
  - Cash payments totaled $560M including the repayment of Hawaiian Telcom debt and merger related fees and expenses
  - Issued 7.7M new Cincinnati Bell common shares for Hawaiian Telcom merger consideration

1. Calculated as net debt divided by original 2018 Adjusted EBITDA Guidance (mid-point) as provided on February 15, 2018
2. Calculated as 2Q18 net debt actuals plus cash payments for Hawaiian Telcom merger divided by the sum of the original 2018 Adjusted EBITDA (mid-point) provided on February 15, 2018 plus Hawaiian Telcom year-to-date June 30, 2018 results plus the mid-point of expected contribution from Hawaiian Telcom for 2H18
3. Excludes capital leases of $78 million as of period ending June 30, 2018

Cincinnati Bell
connecting what matters

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Capital Expenditures ($ in millions) Capital Expenditures • Invested $38 million in Fioptics FY 2018 2Q18 YTD 2Q18 Guidance year-to-date— passing an Construction $9 $15 $35 – $45 additional 17,000 new Installation 11 18 45 – 50 addresses Other 1 5 15 Total Fioptics $21 $38 $95 – $110 • Expect to pass 40,000 new Total IT Services &Enterprise Hardware Fiber 3 8 20 addresses during 2018, up $6 Maintenance 7 13 40 from original 35,000 target Total Entertainment & Communications $31 $59 $155 – $170 $12 • Hawaiian Telcom plan to pass $35 - $40 an additional 1,000 addresses Total IT Services & Hardware $7 $12 $35 – $40 on Oahu and 1,000 addresses on neighbor islands during Actuals/Original Target $38 $71 $190 – $210 2H18 Total Hawaiian Telcom – – $40 – $45 Actuals/Revised Target $38 $71 $230 – $255 13 Page 13

2018 Outlook • Updated previous 2018 financial guidance to Revenue Adjusted EBITDA include the merger with Hawaiian Telcom, which closed on July 2, 2018 Previous Guidance $1,200M – $1,275M $320M – $330M Revenue guidance reflects adoption of new Hawaiian Telcom $175M – $185M $43M – $49M • revenue recognition standard Revised Guidance $1,375M – $1,460M $363M – $379M ⁻ Infrastructure Solutions sales recognized net of product cost Impact of New Revenue Standard Selected 2018 Free Cash Flow Items ($ in millions) Revenue Capital Expenditures $230M – $255M Revised Guidance $1,375 – $1,460 Interest payments $120M – $130M Impact of new revenue recognition $505 Pension and OPEB payments $20M – $30M “ASC 606” Revenue Guidance “Pre ASC 606” $1,880 – $1,965 14 Page 14

2018 and Beyond

Enhanced Strategic Focus and Flexibility

Two Distinct Businesses with Separate Reporting and Organizational Structures	Entertainment & Communications Fiber continues to differentiate Cincinnati Bell from traditional carriers	IT Services & Hardware Transform to become an international hybrid cloud solutions provider
1 Focus on investing where we are winning	• Strong demand for our fiber suite of products • Combined network business with over 14k fiber route miles in Greater Cincinnati and Hawaii	• Strengthening North American platform • Growing UCAAS sales funnel – with more multi-faceted wins nationwide
2 Why we win	• The more fiber, the greater the market penetration	• IT services business, combined with our network expertise, while being faster and more flexible than the competition
3 How we win	• Continued investments in high speed, high bandwidth fiber network creates future-proof asset that has a high barrier to entry	• Enhanced scale and expanded portfolio of complementary IT offerings to win larger, multi-faceted deals
4 Significant market opportunity	• Growth driven by IoT and 5G infrastructure spend	• Growth driven by UCaaS, cloud, and security
5 Multiple upside	• Network peers trading at ~8-11x	• IT peers trading at ~8-10x
6 Capital Structure	• Leverage target of approximately 4.0x achievable through efficient integration of Hawaiian Telcom and OnX – including realization of synergies	

Cincinnati Bell
connecting what matters

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Appendix Page 16

Consolidated Results ($ in millions, except per share amounts) Three Months Ended June 30, 2018 2017 Revenue $ 296.8 $ 259.4 Costs and expenses Cost of services and products 152.3 128.9 Selling, general and administrative 66.1 53.8 Depreciation and amortization 50.9 47.0 Restructuring and severance related charges 4.6 3.6 Transaction and integration costs 2.7 1.7 Operating income (loss) 20.2 24.4 Interest expense 31.8 18.1 Loss on extinguishment of debt 1.3 — Other components of pension and postretirement benefit plans expense 3.2 3.2 Gain on sale of Investment in CyrusOne — — Other income, net (0.8) (0.6) (Loss) income before income taxes (15.3) 3.7 Income tax (benefit) expense (1.5) 1.4 Net (loss) income (13.8) 2.3 Preferred stock dividends 2.6 2.6 Net (loss) income applicable to common shareowners $ (16.4) $ (0.3) Basic net (loss) earnings per common share $ (0.39) $ (0.01) Diluted net (loss) earnings per common share $ (0.39) $ (0.01) Weighted average common shares outstanding (in millions) – Basic 42.4 42.2 – Diluted 42.4 42.2 17 Page 17

Consolidated Results ($ in millions, except per share amounts) Six Months Ended June 30, 2018 2017 Revenue $ 592.5 $ 509.0 Costs and expenses Cost of services and products 301.7 253.0 Selling, general and administrative 134.5 109.1 Depreciation and amortization 102.1 92.8 Restructuring and severance related charges 4.9 29.2 Transaction and integration costs 4.9 2.3 Operating income (loss) 44.4 22.6 Interest expense 62.6 36.1 Loss on extinguishment of debt 1.3 — Other components of pension and postretirement benefit plans expense 6.5 6.4 Gain on sale of Investment in CyrusOne — (117.7) Other income, net (1.2) (1.0) (Loss) income before income taxes (24.8) 98.8 Income tax (benefit) expense (2.7) 35.9 Net (loss) income (22.1) 62.9 Preferred stock dividends 5.2 5.2 Net (loss) income applicable to common shareowners $ (27.3) $ 57.7 Basic net (loss) earnings per common share $ (0.64) $ 1.37 Diluted net (loss) earnings per common share $ (0.64) $ 1.36 Weighted average common shares outstanding (in millions) – Basic 42.4 42.1 – Diluted 42.4 42.3 18 Page 18